                                                                   Exhibit 10.32

                      FIRST AMENDMENT TO CREDIT AGREEMENT

          This First Amendment, dated as of January 28, 1999 is made by and among NATIONWIDE ELECTRIC, INC., a Delaware corporation ("Borrower"), the banks or financial institutions listed on the signature pages hereof (individually referred to as a "Bank" or collectively as the "Banks"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as agent for the Banks (in such capacity, the "Agent").

                                   Recitals
                                   --------

          The Borrower, the Agent and the Banks have entered into a Credit Agreement dated as of December 22, 1998 (the "Credit Agreement").

          The Borrower has requested that an amendment be made to the Credit Agreement, which the Agent and the Banks are willing to make pursuant to the terms and conditions set forth herein.

          Accordingly, the Borrower, the Agent and the Banks hereby agree as follows:

          1. Year 2000. Section 5.8 of the Credit Agreement is hereby amended by deleting the date "March 31, 1999" in line 7 and replacing it with the date "November 1, 1999".

          2. No Other Changes. Except as explicitly amended by this First Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

          3. Conditions Precedent. This Amendment shall be effective when the Agent and the Banks shall have received an executed original hereof and an executed original of the Acknowledgment and Agreement of Guarantors attached hereto.

          4. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Banks as follows:

          (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          (b) All of the representations and warranties contained in Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

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          5.  References.  All references in the Credit Agreement to "this
Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

          6. No Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Agent and the Banks, whether or not known to the Agent and the Banks and whether or not existing on the date of this Amendment.

          7. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay all expenses, including the reasonable fees and expenses of legal counsel for the Agent and Norwest, whether paid to outside counsel or allocated to the Bank by in-house counsel, incurred in connection with the negotiation, preparation, amendment and enforcement of the Loan Documents, and the collection or attempted collection of the Obligations.

          8. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

NATIONWIDE ELECTRIC, INC.                   NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION,
                                            as Agent

By  /s/ Frank R. Clark
   ----------------------
   Frank Clark
   Its Chief Financial Officer              By  /s/ Laura Schmaltz Oberst
                                              --------------------------------
                                              Laura Schmaltz Oberst
                                              Its Vice President

BANK ONE KENTUCKY, N.A.                     NORWEST BANK MINNESOTA,
                                              NATIONAL ASSOCIATION,
                                              as Bank
By  /s/ Earl A. Dorsey
  ------------------------

Its Senior Vice President
   -----------------------
                                            By /s/ Laura Schmaltz Oberst
                                              --------------------------------
                                              Laura Schmaltz Oberst
                                              Its Vice President

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                  ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

          The undersigned, each a guarantor of the indebtedness of Nationwide Electric, Inc. (the "Borrower") to Norwest Bank Minnesota National Association (the "Agent") pursuant to a separate Guaranty each dated as of December 22, 1998 (each, a "Guaranty"), hereby (i) acknowledges receipt of the foregoing First Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirms his/its obligations to the Agent pursuant to the terms of his Guaranty; and (iv) acknowledges that the Agent may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his/its Guaranty for all of the Borrower's present and future indebtedness to the Agent.

THE ALLISON COMPANY                          ALLISON SMITH COMPANY

By  /s/ Frank R. Clark
   ----------------------------              By /s/ Frank R. Clark
   Frank Clark                               ----------------------------
   Its Assistant Secretary                      Frank Clark
                                                Its Assistant Secretary

HENDERSON ELECTRIC CO., INC.                 EAGLE ELECTRIC HOLDINGS, INC.
                                             [DE]

By  /s/ Frank R. Clark                       By /s/ Frank R. Clark
   ----------------------------                 ----------------------------
   Frank Clark                                  Frank Clark
   Its Assistant Secretary                      Its Assistant Secretary


EAGLE ELECTRIC HOLDINGS, INC.                EAGLE ELECTRIC SYSTEMS, INC.
[MN]


By  /s/ Frank R. Clark                       By /s/ Frank R. Clark
   ----------------------------                 ----------------------------
   Frank Clark                                  Frank Clark
   Its Secretary                                Its Assistant Secretary

PARSONS ELECTRIC CO.                         PARSONS ELECTRIC HOLDINGS, INC.


By  /s/ Frank R. Clark                       By /s/ Frank R. Clark
   ----------------------------                 ----------------------------
   Frank Clark                                  Frank Clark
   Its Chief Financial Officer                  Its Assistant Secretary

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